                               LICENSE AGREEMENT


This Agreement is made this 8th day of August 1997, by and between AMREPRO, Inc., a California company hereinafter referred to as ("Licensee") and Amour Fiber Core Inc., a Washington corporation, hereinafter referred to as ("Licensor").

WHEREAS: AMREPRO, Inc., desires to enter into a sublicensing agreement wherein they will acquire licensing rights to the fiberglass and resin unification process of Amour Fiber Core, Inc., and utilize this process in combination with quartz, quartzite, and all other types of rock base compounds; and

WHEREAS: Amour Fiber Core Inc. desires to enter into an agreement to sublicense rights to manufacture products which utilize the fiberglass and resin unification process of Amour Fiber Core, Inc.

NOW THEREFORE all parties agree:

1. DEFINITIONS AND REFERENCES. The following definitions and references shall apply:

     "Adjusted Gross Receipts" shall mean the price received by the Licensee for the sale of the Product, with deduction for any sales commissions and expenses paid by the Licensee as defined in Exhibit "A" attached hereto and incorporated herein by reference.

     "Confidential Information" shall mean the information, defined as confidential under the terms of the "AFC CORPORATE NON-DISCLOSURE AGREEMENT," provided in Exhibit "B" and incorporated herein by reference.

     "Developments" shall mean each and every invention, development or modification of any product or process made by, for, from, or under the master license held by the Licensor/Seller.

     "Documentation" shall mean all information relating to the Intellectual Property Rights, including but not limited to the Patents, Trademarks, trade secrets, copyrights, and confidential information.

     "Dollars and $" shall mean in all cases, unless otherwise stated, US
Dollars.

     "Excluded Products" shall mean all Products and all applications of products or material, the creation and manufacture of which does not utilize the Amour Fiber Core, Inc., fiberglass and resin unification process.

     "Exclusive Territory" shall mean all countries of the world.

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

     "Initial License Fee" shall mean the license fee paid for the license to manufacture and sell the licensed Products and Products derived therefrom for the term of the Agreement without execution of any Option.

     "Intellectual Property" shall mean the Technical Information, the Confidential Information, and the Developments.

     "Intellectual Property Rights" shall mean all intellectual property rights associated with the fiberglass and unification process including but without limitation: (i) patents, copyright, rights in designs, trademarks and the right to have Confidential Information kept confidential; (ii) any application or right to apply for registration of any of the rights; and (iii) rights in relation to the Intellectual Property.

     "Know-How" means all knowledge and capabilities relating to the Product in possession or control of Licensor or the Licensee or the techniques which have been or are developed by Licensor which are used in manufacturing the Product, or which are within the scope of the master license, or the Patent from which the master license has been issued.

     "New Intellectual Property" means the Developments.

     "Option" shall mean the right to negotiate an extension of the license Agreement for an additional term.

     "Product or Products" shall mean any product or products manufactured or marketed by Licensor or its representative or agent, or licensees, including products incorporating New Intellectual Property.

     "References" A reference to: a person shall include a corporation; a person shall include the legal personal representatives, successors and assigns of that person; this or any other document shall include the document as varied or replaced and notwithstanding any change to the identity of the parties; and writing shall include any mode of representing or reproducing words intangible and permanently visible form and shall include telex and facsimile transmission.

     "Term" shall mean that period of time defined for enjoyment of the license rights granted under this Agreement.

     "Termination Date" shall mean the date that the license rights granted under this agreement to the Licensee is ended.

     "Words" importing the singular shall include the plural and vice-versa; and any gender shall include all other genders.

2.  LICENSE TO MANUFACTURE AND SELL

2.1 Licensor hereby grants to the Licensee upon payment of the Initial License Fee an exclusive license to manufacture and sell the Product for sale within the Territory for the Term in accordance with the provisions of this Agreement.
This license is granted under a Master License which is held by the Licensor.

2.2  The Licensee shall pay Licensor:

     2.2.1 Upon the execution of this Agreement two hundred and fifty thousand American dollars US $250,000.00 (the Initial License Fee); and

     2.2.2 A royalty in the amount of five percent (5%) of the Adjusted Gross Receipts of all products sold by the Licensee, payable in US Dollars within 20 business days after the end of each calendar month in the manner directed by Licensor from time to time. Sold for the purpose of royalty payments shall mean receipt of cash or cash equivalent from buyer, and shall be subject to adjustments, offsets consistent with collections and buyers associated adjustments and offsets. No royalty will be earned by Licensor from the manufacture and sale of Excluded Products.

     2.2.3 The sublicense right, to manufacture and sell the products which are the result of the proprietary manufacturing process is subject to the terms of this License Agreement which provides an exclusive right as to the world. The license rights are for the rights to the utilization of the fiberglass and resin unification process of the Licensor and the utilization of that process in combination with quartz, quartzite, and all other types of rock and rock based compounds to produce products.

3.  OBLIGATIONS OF LICENSEE

3.1  The Licensee shall:

     3.1.1 Use its best endeavors to develop and maintain a demand for, promote and maximize the sales of the Product within the Territory;

     3.1.2 Ensure that all of its sales and marketing personnel are adequately trained as to Products features;

     3.1.3 Obtain, promote and maintain the goodwill with its customers and the public;

     3.1.4 Consult with Licensor from time to time regarding market developments and promotion of the Product;

     3.1.5   Preserve the Intellectual Property Rights of Licensor;

     3.1.6 Annually provide to the Licensor an independently audited statements as to the total gross sales, and the average gross sales price of each product, the number of each product sold;

     3.1.7 Maintain at all times sufficient stocks of promotional material to ensure that prospective customers can be adequately informed as to the Products; and

     3.1.8   Use its best endeavors to achieve the maximum annual production.

4.  REPRESENTATIONS BY THE LICENSEE

4.1 The Licensee represents and warrants that it shall not, without the specific consent in writing of Licensor:

     4.1.1 Use, as any part of its corporate or business name or logo in trade, any word or symbol of Licensor or confusingly similar to any word or symbol of Licensor and

     4.1.2 Remove, deface or alter any trademark, service mark, or trade name of Licensor in relation to the Products;

4.2 The Licensee represents and warrants that it shall not, without the specific consent in writing of Licensor:

     4.2.1 Market or sell any Products, or services manufactured under this agreement, outside of the territory defined in this Agreement;

     4.2.2   Represent to any person that it has authority to bind Licensor; or

     4.2.3   Enter into any license or sublicenses.

5.0  PRODUCTION EQUIPMENT UPGRADES

5.1 Licensee is authorized to purchase manufacturing equipment replacement, upgrade and expansion equipment from any source.

5.2 The Licensor agrees to, and will, offer the Licensee the option of purchasing molds for new products developed by the Licensor and the Licensee agrees to, and will, offer the Licensor the option of purchasing molds for new products developed by the Licensee.

5.3 The parties will share results of any product or process test and whenever feasible will cooperate in testing projects.

6.0  PROTECTION OF TERRITORIES

6.1 All parties will cooperate in the protection of the marketing and sales territories established by this agreement and all territories which the Licensor may in the future grant to various parties as either exclusive or non-exclusive.

6.2 The parties agree to develop a policy and procedure to: direct interested and potential customers to the Licensed product supplier for the specific marketing and sales territory; and as appropriate to establish a compensation schedule for such referrals.

6.3 The parties agree to develop a policy and procedure to: monitor sales; cooperate in the detection; and enforcement of territory sales rights.

7.  CONFIDENTIALITY

7.1 The Licensee agrees to keep confidential the Confidential Information and to use it only as specifically authorized by this Agreement.

7.2 The Licensee may disclose Confidential Information only to those of its employees with a need to know and must not disclose or authorize anyone to disclose Confidential Information to any third party.

7.3 The Licensee must ensure that all employees and any other parties to whom the Licensee/Purchaser discloses Confidential Information sign the "AFC CORPORATE NON-DISCLOSURE AGREEMENT" and are aware of and comply with the provisions of this Section 7.

7.4 The obligations of the Licensee to Licensor pursuant to this Clause shall remain in force for a period of five (5) years following the end of the Term.

8.  NEW INTELLECTUAL PROPERTY

8.1 Licensor and Licensee shall promptly, effectively and fully disclose to each other, in writing, full details of all New Intellectual Property.

8.2 For and in consideration of the benefits conferred upon the Licensee hereunder including the benefit of the Option granted to the Licensee pursuant to Agreement, the Licensee agrees and acknowledges that by virtue of this Section all New Intellectual Property developed by Licensor is the property of Licensor and Licensee hereby assigns all worldwide rights to Licensor.

8.3 Licensee must, at the request and expense of Licensor, and without compensation from Licensor sign all such documents and do all such things as shall be necessary to vest, confirm, perfect and record ownership by Licensor throughout the world of all right title and interest in and to any New Intellectual Property developed by Licensor and to enable Licensor to acquire and preserve such rights and to have full enjoyment thereof.

9.  TERM AND TERMINATION

9.1 This Agreement commences on the date indicated and terminates ten (10) years for the date indicated, subject to earlier termination due to the occurrence of a Terminating Event.

9.2 The License is hereby granted an Option to extend the License rights hereunder for an additional period of ten (10) years upon the same terms and conditions as this Agreement and upon payment of a further License fee of US$250,000.00.

9.3 Either party may terminate this agreement if the other party commits any breach of this Agreement and fails to remedy that breach within forty-five days after receiving written notice of the breach.

9.4 Either party shall immediately notify the other party if it enters into voluntary or involuntary liquidation, files for protection under the Bankruptcy code, ceases to be able to make payment to its creditor, makes or causes to be made an assignment of its assets or business whether in whole or in part for the benefit of its creditors if a receiver or receiver and manager or trustee is appointed to take over, administer or conduct all or a substantial part of its business or if any resolution is passed or proceedings commenced for the winding up of the other party.

9.5  Upon termination of this Agreement, the Licensee must immediately:

     9.5.1   Stop using all marks and names associated with Licensor;

     9.5.2   Return to Licensor all Intellectual Property in a material form;
and

     9.5.3   Cease to represent that it is acting as the agent of Licensor.

9.6 Neither party shall be liable to the other for any loss of profits or earnings or compensations from, whether directly or indirectly, the termination.

10.   RESOLUTION OF DISPUTES

10.1 Other than the right to proceed with a injunctive relief or interlocutory relief, the parties agree to proceed with a private dispute resolution procedure prior to utilization of the judicial remedies.

10.2 A party claiming that a dispute has arisen must notify the opposing party in writing of the disputed issues giving details of the dispute. During a period of twenty (20) days after a notice is given, all parties shall use their best endeavors to resolve the dispute.

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

11.  PAYMENTS AND TAX

11.1 Both in the U.S. and in foreign sales transactions the Licensee shall act in accordance with the directions of the regulatory taxing agencies and shall deduct and remit such monies as shall be required.

11.2 Licensor hereby acknowledges that the Licensee shall have discharged its payment obligations if it remits any monies otherwise payable pursuant to this Agreement less such amounts paid or payable pursuant to Paragraph 11.1 together with payment details.

11.3 The Licensor shall act in accordance with the directions of the US Federal, Washington State Taxation Office and the appropriate export licensing agencies and shall consequently deduct and remit to same such monies as shall be required.

11.4 Licensee hereby acknowledges that the Licensor shall have discharged its payment obligations if it remits any monies otherwise payable pursuant to this Agreement less such amounts paid or payable pursuant to Paragraph 11.3 together with payment details.

12.  ASSIGNMENT

The Licensee may not assign or attempt to assign any right arising out of this Agreement unless the Licensee:

12.1   Is not in breach of this Agreement.

12.2 Ensures that the Assignee assumes all of the Licensee obligations under this Agreement.

12.3 Obtains the prior written approval of Licensee, which approval will not be unreasonably withheld.

13.  WAIVER

The failure by either party at any time to insist on performance of any provision of this Agreement is not a waiver of its rights at any later time to insist on performance of that or any other provision of this Agreement.

14.  NOTICE

14.1 A party notifying or giving "Legal Notice" under this Agreement must notify:

     14.1.1   In writing;

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

     14.1.2 Addressed to the address of the recipient specified in this Agreement or as altered by notice given in accordance with this Agreement; and

     14.1.3 Hand delivered or sent by pre-paid airborne package delivery to that address.

     14.2   The Legal Notice given shall be deemed received:

     14.2.1   If hand delivered, on the date of delivery; and

     14.2.2 If sent by pre-paid airborne package delivery on the date of delivery.

     14.2.3 Parties may give a courtesy notice by facsimile transmission; however, such notice shall not be Legal Notice under this agreement.

15.  SEVERABILITY

The parties agree:

15.1 To apply a construction to each provision of this Agreement that creates a legal and enforceable provision.

15.2 That any legal unenforceable provisions shall be severed from this Agreement and will not affect the continued operation of the remaining provisions.

15.3 To use their best endeavors to replace any severed provision with a provision having a commercial import as close as possible to the severed provision.

16.  GENERAL

16.1 The Licensor and the Licensee will jointly cooperate in the fulfillment of the objectives and the terms of the agreement.

16.2. In implementing the functional and operational activities of this agreement the parties will comply with the laws of all governments and regulatory authorities which hold jurisdiction over these activities, and will jointly develop the plans and procedures which will fulfill the objectives of this agreement.

16.3 Headings are for ease of reference only and do not affect the construction of this Agreement.

16.4. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

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

16.5 If litigation be brought to enforce the terms of this Agreement by any party hereto, the prevailing party to such litigation shall be entitled to recover from the other party reasonable attorneys' fees as well as the costs of suit incurred.

16.6 This Agreement may be executed in several counterparts, and as executed shall constitute one Agreement binding upon all parties hereto, notwithstanding that all parties are not signatory to the original, or to the same counterpart.

17.  GOVERNING LAW

This Agreement is governed by and shall be interpreted in accordance with the laws of the State of Washington, USA.

18.  ENTIRE AGREEMENT

This Agreement, including its Exhibits and Attachments constitutes the entire agreement between the parties as to its subject matter and supersedes all prior representations and agreements in connection with that subject matter, and may only be altered in writing which is executed by the parties. The executing parties represent and warrant they have the power and authority to execute this agreement on behalf of the represented party. The warranties expressed and implied shall survive the expiration and termination of this agreement.



IN WITNESS WHEREOF THE PARTIES have executed this Agreement on the day, month and year herein before mentioned.

Licensee:

/s/ GLENN L. GEARHART
--------------------------------
Mr. Glenn L. Gearhart, President
AMREPRO, Inc.


Licensor:

/s/ WILLIAM E. AMOUR
--------------------------------
Mr. William Amour, President
Amour Fiber Core, Inc.

                                   EXHIBIT A

                     DEFINITION OF ADJUSTED GROSS RECEIPTS

For purposes of this Agreement, "Adjusted Gross Receipts" shall mean the Net Income before federal, state, and local income taxes (hereinafter referred to as Net Income) earned by the Licensee directly from the licensed process. Net Income shall be computed, on an accrual basis, as revenues minus expenses. Expenses include, but are not be limited to, costs of materials, costs of labor, costs of sales, and general and administrative costs.

Net Income shall be calculated in conformity with the Accounting Standards set forth by the Financial Accounting Standards Board (FASB), which are commonly referred to as Generally Accepted Accounting Principles (GAAP). As these Accounting Standards are regularly updated, the calculation of Net Income shall conform to these updated Accounting Standards, unless the application of these updated Accounting Standards become inappropriate due to a major revision to the IRS code, as an example, the institution of a flat tax or VAT tax system, at which time, the calculation of Net Income, for the purpose of determining the royalty fee, shall conform to the Accounting Standards set forth by the FASB as of August 8, 1997.

Once per fiscal year, the Licensee shall compute the "Actual Royalty Fee", based on the Net Income reported for the fiscal year end. The Licensor will then calculate the difference between the "Actual Royalty Fee" and the aggregate of all royalty fee payments submitted to the Licensor throughout the fiscal year. Hence, royalty fee payments made in excess of the "Actual Royalty Fee" will be credited to the Licensee and any shortage of payment will be submitted to the Licensor within 60 days of the date that the fiscal year end financial statements are finalized and issued.

The royalty fee shall be waived by the Licensor as to all Net Income earned from products sold to the Licensor. Net Income earned from products sold to the Licensor shall be calculated as follows:

                  Sales to Licensor/Seller  X  Net Income
                  ------------------------
                          Gross Sales


AGREED:

Licensee:                        Licensor:


/s/ GLENN L. GEARHART                 /s/ WILLIAM E. AMOUR
--------------------------------      ------------------------------
Mr. Glenn L. Gearhart, President      Mr. William Amour, President
AMREPRO, Inc.                         Amour Fiber Core, Inc.

                                   EXHIBIT B

COMMITMENT DATE: August 8, 1997


                    AFC CORPORATE NON-DISCLOSURE AGREEMENT

This Agreement is entered into and made effective as of the date set forth above, by and between Amour Fiber Core Inc., a Washington corporation, (hereinafter "AFC"), and the Participant identified below (hereinafter "Participant") and applies worldwide. Unless the Participant indicates that this Agreement will apply to the Participant's entire company or only to a specific division or location of a company, this Agreement will apply to the Participant.

                         THE PARTIES AGREE AS FOLLOWS:

1.  Confidential Information Transmittal Form.  The confidential, propriety and
    ------------------------------------------
trade secret information of the disclosing party (hereinafter "Confidential
Information") provided hereunder is   that information described in the
Confidential Information Transmittal Record ("CITR") executed from time to time hereafter. CITRs are subject to the terms of this Agreement. CITRs will be executed by the parties prior to the disclosure of Confidential Information. All information described in a CITR and marked with a "confidential", "proprietary", or similar legend, will be deemed Confidential Information. All Confidential Information received from the disclosing party will be in tangible form. To be considered Confidential Information, verbal disclosures must be reduced to writing, marked "confidential" and delivered to the receiving party within thirty (30) days. The CITR will indicate the disclosing party, a description of the Confidential Information disclosed, the names of the representatives of the parties and the date when the disclosures covered by the CITR commenced.

2.  Obligations of Receiving Party.   The receiving party will not disclose
    -------------------------------
Confidential Information to any third party without the prior written approval of the disclosing party. AFC and Participant may disclose Confidential Information as defined herein to their subsidiaries, parent and sister companies, provided each such entity agrees to the terms of this Agreement, has a need to know, and the receiving party agrees to be liable for breach of any such entity. The receiving party will maintain the Confidential Information with at least the same degree of care that the receiving party uses to protect its own confidential and proprietary information, but no less than a reasonable degrees of care under the circumstances. The receiving party will neither disclose nor copy Confidential Information except as necessary for its employees with a need to know. Any copies, which are made, will be identified as belonging to the disclosing party and marked "confidential", "proprietary" or with a similar legend.

3.  Period of Non-Assertion.  Unless a shorter period is stated in the
    ------------------------
applicable CITR, the disclosing party will not assert any claims against the receiving party for disclosures of Confidential Information made more that five
(5) years from the date of the CITR.

4.  Termination of Obligation of Confidentiality.  The receiving party will not
    ---------------------------------------------
be liable for the disclosure of any Confidential Information, which is:

(a) in the public domain other than by a breach of this Agreement on the part of the receiving party; or
(b) rightfully received from a third party without any obligation of confidentiality; or
(c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party; or
(d)  independently developed by employees of the receiving party; or
(e) generally made available to third parties by the disclosing party without restriction on disclosure.

5.  Title.  Title or the right to possess Confidential Information as between
    ------
the parties will remain in the disclosing party.

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

6.  No Obligation of Disclosure.  Neither party has any obligation to disclose
    ----------------------------
Confidential Information to the other.  Either party may, at any time, (a) cease
giving Confidential Information   to the other party without any liability, and
/or (b) request in writing return of Confidential Information previously disclosed.

7.  Termination and Duty to Return.   Either party may terminate this Agreement
    -------------------------------
at any time without cause upon written notice to the other party. However, all obligations of confidentially will survive the termination of this Agreement. In the event this Agreement is terminated, and the disclosing party so requests in writing, the receiving party will promptly return or destroy (and certify destruction of) all Confidential Information which it received from the disclosing party along with all copies which it made.

8.  General Terms.
    --------------

(a) This Agreement is neither intended to nor will it be construed as creating a joint venture, partnership or other form of business association between the parties, nor an obligation to buy or sell products using or incorporating the Confidential Information, nor as creating an implied or express license grant from either party to the other.

(b) The failure of either party to enforce any right resulting from breach of any provision of this Agreement by the other party will not be deemed a waiver of any right relating to a subsequent breach of such provision or of any other right hereunder.

(c) This Agreement will be governed by the laws of the State of Washington, USA.

(d) This Agreement, any accompanying CITR and CITRs executed from to time hereafter which incorporate the terms of this Agreement, constitutes the entire agreement, written or verbal, between the parties with respect to the disclosure(s) of Confidential Information described in each CITR. This Agreement may not be amended except in a writing signed by a duly authorized representative of the respective parties. Any other agreements between the parties, including non-disclosure agreements, will not be affected by this Agreement.

AGREED:                            PARTICIPANT: Amerpro Inc.
AMOUR FIBER CORE INC.                           --------------------------------
1120 E. Stevens, PO Box 42            (Company Name Div., Sub, if applicable)
Sultan, WA, USA  98294
Tel:  (360) 793-0146                           19671 Beach Blvd Ste 403
Fax:  (360) 793-7955               ---------------------------------------------
                                                      (Address)

                                                  Huntington Beach
                                   ---------------------------------------------
                                                       (City)

                                             CA.        92648          USA
                                   ---------------------------------------------
                                           (State)       (Zip)      (Country)

/s/ WILLIAM E. AMOUR               /s/ GLENN L GEARHART
--------------------------------   ---------------------------------------------
Signature (Pres. or V.P.)          Signature of Authorized Party (Pres. or V.P.)

William E. Armour                  Glenn L. Gearhart
--------------------------------   --------------------------------------------
Printed Name                       Printed Name

                                       12